UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COSTAR GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! COSTAR GROUP, INC. 2026 Annual Meeting Vote by June 22, 2026 11:59 P.M. EDT COSTAR GROUP, INC. 1201 WILSON BLVD. ARLINGTON, VIRGINIA 22209 ATTN: GENE BOXER V97066-P53238 You invested in COSTAR GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 23, 2026. Get informed before you vote View the Notice, Proxy Statement and Annual Report to Stockholders online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above prior to June 9, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting June 23, 2026 10:00 a.m. EDT www.virtualshareholdermeeting.com/CSGP2026 *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1.Proposal for the election of directors. For Nominees: 1a. Louise S. Sams 1b. Andrew C. Florance For 1c. John L. Berisford For 1d. Angelique G. Brunner For 1e. Rachel C. Glaser For 1f. John W. Hill For 1g. Christine M. McCarthy For 1h. Robert W. Musslewhite For 2.Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026. For 3.Proposal to approve, on an advisory basis, the Company’s executive compensation. For 4.Proposal to approve the CoStar Group, Inc. 2026 Employee Stock Purchase Plan. For NOTE: I authorize the proxies to vote according to their discretion on any other matters that are properly presented before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V97067-P53238